AXP(SM)
                                                                   Utilities
                                                                 Income Fund
                                                      1999 SEMIANNUAL REPORT


American Express (R) Funds

(icon of) magnifying glass



AXP Utilities Income Fund seeks to provide shareholders with a high level of current income. Secondary goals are growth of income and capital.

AMERICAN EXPRESS

Dependable Dividends

Making money in the stock market isn't limited to trying to find stockswith rising prices. Many investorsprefer to focus on the steady income stream provided by securities that pay substantial dividends. And perhaps no segment of the market has a more consistent record of paying dividends than the utilities industry -- the companies that provide basics such as electricity, water and telephone service.

Contents
From the Chairman                         3
From the Portfolio Manager                3
Fund Facts                                5
The 10 Largest Holdings                   6
Financial Statements                      7
Notes to Financial Statements            10
Investments in Securities                19

(picture of) Arne H. Carlson
Arne H. Carlson
Chariman of the board

From the Chairman

We are in an extraordinary period for investing in financial assets, with many stocks at their all-time highs. Looking at year 2000, American Express Financial Corporation, the Fund's investment manager, expects the economy to continue to grow and long-term interest rates to rise only slightly. This is a great time to take a close look at your goals and investments. We encourage you to:

o Consult a professional investment adviser who can help you cut through mountains of data.
o Set financial goals that extend beyond those achievable through retirement plans of your employer.
o Learn as much as you can about your current investments.

The portfolio manager's letter that follows provides a review of the Fund's investment strategies and performance. The annual report contains other valuable information as well. The Fund's prospectus describes its investment objectives and how it intends to achieve those objectives. As experienced investors know, information is vital to making good investment decisions.

So, take a moment and decide again whether the Fund's investment objectives and management style fit with your other investments to help you reach your financial goals. And make it a practice on a regular basis to assess your investment options.


Arne H. Carlson

(picture of) Bernhard Fleming
Bernhard Fleming
Portfolio manager

From the Portfolio Manager

The past six months was a positive period for U.S. utilities stocks, although rising interest rates and comparatively weak earnings tempered their performance. For AXP Utilities Income Fund's Class A shares, the result was a gain of 2.86% (excluding the sales charge) during the first half of the fiscal year (July through December 1999).

Although the Federal  Reserve  Board had raised  short-term  rates only once (in
June), investors' concern about potentially rising inflation had already taken longer-term rates considerably higher by mid-summer. Thus, the interest-rate headwind was in full force when the period began.

Because of their sensitivity to changes in interest rates, utilities stocks, especially those of electric companies, experienced substantial selling pressure. Adding to the difficult environment was utilities' profit performance, which, while positive, paled in comparison to the strong gains of some companies in other industries. For the Fund, the net result of the negative conditions was a loss of more than 5% through September.

A STRONG FINISH
From that point, though, the situation improved quickly. With the U.S. stock market rallying furiously, utilities stocks got caught up in the advance. This set the stage for the Fund to register a sharp gain in October, which erased most of the ground lost earlier, and go on to finish the period in the plus column.

Looking at utilities sectors, electrics were clearly the weakest performers, registering a double-digit loss for the six months. Among others, holdings among natural gas companies were up moderately overall, and U.S. telephone stocks were down somewhat, partly because of concerns about a price war among long-distance service providers.

But the big winner for the Fund was the foreign telephone sector, composed largely of European stocks, which enjoyed extraordinarily good gains overall. To the Fund's benefit, I substantially increased those holdings during the period, while concurrently reducing investments in U.S. electric companies.

Looking toward the second half of the fiscal year, I think U.S. telephone, electric and natural gas companies are poised to enjoy improved performance, especially if the stock market remains volatile. I'm also optimistic about the outlook for foreign phone companies and plan to maintain a healthy exposure to that group.


Bernhard Fleming

Fund Facts

Class A -- 6-month performance
(All figures per share)

Net asset value (NAV)
Dec. 31, 1999                                                       $9.35
June 30, 1999                                                       $9.91
Decrease                                                            $0.56

Distributions -- July 1, 1999 - Dec. 31, 1999
From income                                                         $0.25
From capital gains                                                  $0.58
Total distributions                                                 $0.83

Total return*                                                      +2.86%**

Class B -- 6-month performance
(All figures per share)

Net asset value (NAV)
Dec. 31, 1999                                                       $9.35
June 30, 1999                                                       $9.91
Decrease                                                            $0.56

Distributions -- July 1, 1999 - Dec. 31, 1999
From income                                                         $0.21
From capital gains                                                  $0.58
Total distributions                                                 $0.79

Total return*                                                      +2.48%**

Class Y -- 6-month performance
(All figures per share)

Net asset value (NAV)
Dec. 31, 1999                                                       $9.34
June 30, 1999                                                       $9.91
Decrease                                                            $0.57

Distributions -- July 1, 1999 - Dec. 31, 1999
From income                                                         $0.26
From capital gains                                                  $0.58
Total distributions                                                 $0.84

Total return*                                                      +2.87%**

 *The prospectus discusses the effect of sales charges, if any, on the various classes.
**The total return is a hypothetical investment in the Fund with all distributions reinvested.

The 10 Largest Holdings

                                        Percent                   Value
                                    (of net assets)       (as of Dec. 31, 1999)
 BCE                                       3.89%              $81,168,749
 MCI WorldCom                              3.81                79,593,749
 BellSouth                                 3.59                74,900,000
 SBC Communications                        3.27                68,250,000
 AT&T                                      3.16                65,975,000
 ALLTEL                                    2.77                57,881,250
 Enron                                     2.76                57,687,500
 Bell Atlantic                             2.65                55,406,250
 Calpine                                   2.45                51,200,000
 U S WEST Communications Group             2.41                50,400,000

For further detail about these holdings, please refer to the section entitled "Investments in Securities."

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                         The 10 holdings listed here
                         make up 30.76% of net assets

Financial Statements

Statement of assets and liabilities
AXP Utilities Income Fund, Inc.

Dec. 31, 1999 (Unaudited)

Assets
Investments in securities, at value (Note 1)
   (identified cost $1,790,908,417)                                                 $2,112,168,106
Cash in bank demand deposit                                                                 89,264
Dividends and accrued interest receivable                                                5,253,136
Receivable for investment securities sold                                                9,008,530
                                                                                         ---------
Total assets                                                                         2,126,519,036
                                                                                     -------------
Liabilities
Dividends payable to shareholders                                                          551,696
Payable upon return of securities loaned (Note 4)                                       34,160,000
Payable for investment securities purchased                                              4,090,356
Accrued investment management services fee                                                  32,595
Accrued distribution fee                                                                    26,124
Accrued service fee                                                                              2
Accrued transfer agency fee                                                                  6,713
Accrued administrative services fee                                                          1,891
Other accrued expenses                                                                     399,156
                                                                                           -------
Total liabilities                                                                       39,268,533
                                                                                        ----------
Net assets applicable to outstanding capital stock                                  $2,087,250,503
                                                                                    ==============
Represented by
Capital stock -- $.01 par value (Note 1)                                            $    2,232,870
Additional paid-in capital                                                           1,746,388,134
Undistributed net investment income                                                        272,697
Accumulated net realized gain (loss)                                                    17,099,504
Unrealized appreciation (depreciation) on investments and on translation
   of assets and liabilities in foreign currencies                                     321,257,298
                                                                                       -----------
Total -- representing net assets applicable to outstanding capital stock            $2,087,250,503
                                                                                    ==============
Net assets applicable to outstanding shares:            Class A                     $1,493,672,218
                                                        Class B                     $  592,910,395
                                                        Class Y                     $      667,890
Net asset value per share of outstanding capital stock: Class A shares  159,780,639 $         9.35
                                                        Class B shares   63,434,932 $         9.35
                                                        Class Y shares       71,473 $         9.34
                                                                             ------ --------------

See accompanying notes to financial statements.

Statement of operations
AXP Utilities Income Fund, Inc.

Six months ended Dec. 31, 1999 (Unaudited)

Investment income
Income:
Dividends                                                                   $26,510,212
Interest                                                                      3,316,916
   Less foreign taxes withheld                                                  (27,559)
                                                                                -------
Total income                                                                 29,799,569
                                                                             ----------
Expenses (Note 2):
Investment management services fee                                            5,608,001
Distribution fee
   Class A                                                                    1,767,730
   Class B                                                                    2,604,263
Transfer agency fee                                                           1,038,001
Incremental transfer agency fee
   Class A                                                                       82,357
   Class B                                                                       59,462
Service fee-- Class Y                                                               294
Administrative services fees and expenses                                       336,263
Compensation of board members                                                     6,098
Custodian fees                                                                  160,065
Printing and postage                                                            116,538
Registration fees                                                               195,313
Audit fees                                                                       13,250
Other                                                                            32,400
                                                                                 ------
Total expenses                                                               12,020,035
   Earnings credits on cash balances (Note 2)                                   (29,241)
                                                                                -------
Total net expenses                                                           11,990,794
                                                                             ----------
Investment income (loss) -- net                                              17,808,775
                                                                             ----------
Realized and unrealized gain (loss) -- net
Net realized gain (loss) on:
   Security transactions (Note 3)                                            44,455,974
   Foreign currency transactions                                                (44,562)
                                                                                -------
Net realized gain (loss) on investments                                      44,411,412
Net change in unrealized appreciation (depreciation) on investments
   and on translation of assets and liabilities in foreign currencies        (2,617,917)
                                                                             ----------
Net gain (loss) on investments and foreign currencies                        41,793,495
                                                                             ----------
Net increase (decrease) in net assets resulting from operations             $59,602,270
                                                                            ===========

See accompanying notes to financial statements.

Statements  of changes in net assets
AXP  Utilities Income Fund, Inc.

                                                                         Dec. 31,1999   June 30,1999
                                                                      Six months ended   Year ended
                                                                         (Unaudited)
Operations and distributions
Investment income (loss)-- net                                        $   17,808,775 $   29,706,562
Net realized gain (loss) on investments                                   44,411,412    136,833,664
Net change in unrealized appreciation (depreciation) on investments
   and on translation of assets and liabilities in foreign currencies     (2,617,917)   103,859,098
                                                                          ----------    -----------
Net increase (decrease) in net assets resulting from operations           59,602,270    270,399,324
                                                                          ----------    -----------
Distributions to shareholders from:
   Net investment income
      Class A                                                            (14,223,586)   (25,253,790)
      Class B                                                             (3,305,477)    (4,445,156)
      Class Y                                                                 (6,431)        (6,159)
   Net realized gain
      Class A                                                           (107,789,577)   (68,741,354)
      Class B                                                            (42,653,415)   (18,236,859)
      Class Y                                                                (47,745)       (22,739)
                                                                             -------        -------
Total distributions                                                     (168,026,231)  (116,706,057)
                                                                        ------------   ------------
Capital share transactions (Note 5)
Proceeds from sales
   Class A shares (Note 2)                                               197,033,879    354,422,867
   Class B shares                                                        163,474,205    258,289,871
   Class Y shares                                                            116,213        481,539
Reinvestment of distributions at net asset value
   Class A shares                                                        110,948,910     86,756,980
   Class B shares                                                         44,949,407     22,163,425
   Class Y shares                                                             54,104         28,759
Payments for redemptions
   Class A shares                                                       (107,501,111)  (160,550,110)
   Class B shares (Note 2)                                               (46,644,742)   (56,002,953)
   Class Y shares                                                            (15,227)       (33,608)
                                                                             -------        -------
Increase (decrease) in net assets from capital share transactions        362,415,638    505,556,770
                                                                         -----------    -----------
Total increase (decrease) in net assets                                  253,991,677    659,250,037
Net assets at beginning of period                                      1,833,258,826  1,174,008,789
                                                                       -------------  -------------
Net assets at end of period                                           $2,087,250,503 $1,833,258,826
                                                                      ============== ==============
Undistributed (excess of distributions over) net investment income    $      272,697 $         (584)
                                                                      -------------- --------------

See accompanying notes to financial statements.

Notes to Financial  Statements

AXP Utilities  Income Fund, Inc.

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
The Fund is registered under the Investment Company Act of 1940 (as amended) as a diversified, open-end management investment company. The Fund has 10 billion authorized shares of capital stock. The Fund invests primarily in securities of public utilities companies.

The Fund offers  Class A, Class B and Class Y shares.

o Class A shares are sold with a front-end sales charge.
o Class B shares may be subject to a contingent deferred sales charge and automatically convert to Class A shares during the ninth calendar year of ownership.
o Class Y shares have no sales charge and are offered only to qualifying institutional investors.

All classes of shares have identical voting, dividend and liquidation rights. The distribution fee, incremental transfer agency fee and service fee (class specific expenses) differs among classes. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses on investments are allocated to each class of shares based upon its relative net assets.

The Fund's significant accounting policies are summarized below:

Use of estimates
Preparing  financial  statements that conform to generally  accepted  accounting
principles   requires   management  to  make  estimates  (e.g.,  on  assets  and
liabilities) that could differ from actual results.

Valuation of securities
All securities are valued at the close of each business day. Securities traded on national securities exchanges or included in national market systems are valued at the last quoted sales price. Debt securities are generally traded in the over-the-counter market and are valued at a price that reflects fair value as quoted by dealers in these securities or by an independent pricing service. Securities for which market quotations are not readily available are valued at fair value according to methods selected in good faith by the board. Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates; those maturing in 60 days or less are valued at amortized cost.

Option transactions
To produce incremental earnings, protect gains, and facilitate buying and selling of securities for investments, the Fund may buy and write options traded on any U.S. or foreign exchange or in the over-the-counter market where completing the obligation depends upon the credit standing of the other party. The Fund also may buy and sell put and call options and write covered call options on portfolio securities as well as write cash-secured put options. The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk of being unable to enter into a closing transaction if a liquid secondary market does not exist.

Option contracts are valued daily at the closing prices on their primary exchanges and unrealized appreciation or depreciation is recorded. The Fund will realize a gain or loss when the option transaction expires or closes. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option or the cost of a security for a purchased put or call option is adjusted by the amount of premium received or paid.

Futures transactions
To gain exposure to or protect itself from market changes, the Fund may buy and sell financial futures contracts traded on any U.S. or foreign exchange. The Fund also may buy and write put and call options on these futures contracts. Risks of entering into futures contracts and related options include the possibility of an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

Upon entering into a futures contract, the Fund is required to deposit either cash or securities in an amount (initial margin) equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Fund recognizes a realized gain or loss when the contract is closed or expires.

Foreign currency translations and foreign currency contracts
Securities and other assets and liabilities denominated in foreign currencies are translated daily into U.S. dollars. Foreign currency amounts related to the purchase or sale of securities and income and expenses are translated at the exchange rate on the transaction date. The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses. In the statement of operations, net realized gains or losses from foreign currency transactions, if any, may arise from sales of foreign currency, closed forward contracts, exchange gains or losses realized between the trade date and settlement date on securities transactions, and other translation gains or losses on dividend, interest income and foreign withholding taxes.

The Fund may enter into forward foreign currency exchange contracts for operational purposes and to protect against adverse exchange rate fluctuation. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Fund and the resulting unrealized appreciation or depreciation are determined using foreign currency exchange rates from an independent pricing service. The Fund is subject to the credit risk that the other party will not complete its contract obligations.

Federal taxes
The Fund's policy is to comply with all sections of the Internal Revenue Code that apply to regulated investment companies and to distribute substantially all of its taxable income to shareholders. No provision for income or excise taxes is thus required.

Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of deferred losses on certain futures contracts, the recognition of certain foreign currency gains (losses) as ordinary income (loss) for tax purposes and losses deferred due to "wash sale" transactions. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

Dividends to shareholders
Dividends from net investment income, declared and paid each calendar quarter, are reinvested in additional shares of the Fund at net asset value or payable in cash. Capital gains, when available, are distributed along with the last income dividend of the calendar year.

Other
Security transactions are accounted for on the date securities are purchased or sold. Dividend income is recognized on the ex-dividend date and interest income, including level-yield amortization of premium and discount, is accrued daily.

2. EXPENSES AND SALES CHARGES
The Fund has agreements with American Express Financial Corporation (AEFC) to manage its portfolio and provide administrative services. Under an Investment Management Services Agreement, AEFC determines which securities will be purchased, held or sold. The management fee is a percentage of the Fund's average daily net assets in reducing percentages from 0.61% to 0.48% annually. The fee will be adjusted upward or downward by a performance incentive adjustment based on a comparison of the performance of Class A shares of AXP Utilities Income Fund to the Lipper Utility Fund Index. The maximum adjustment is 0.08% of the Fund's average daily net assets after deducting 1% from the performance difference. If the difference is less than 1%, the adjustment will be zero. The first adjustment will be made on Jan. 1, 2000 and will cover the six-month period beginning July 1, 1999.

Under an Administrative Services Agreement, the Fund pays AEFC a fee for administration and accounting services at a percentage of the Fund's average daily net assets in reducing percentages from 0.04% to 0.02% annually. A minor portion of additional administrative service expenses paid by the Fund are consultants' fees and fund office expenses. Under this agreement, the Fund also pays taxes, audit and certain legal fees, registration fees for shares, compensation of board members, corporate filing fees and any other expenses properly payable by the Fund and approved by the board.

Under a separate Transfer Agency Agreement, American Express Client Service Corporation (AECSC) maintains shareholder accounts and records. The Fund pays AECSC an annual fee per shareholder account for this service as follows:

o Class A $19
o Class B $20
o Class Y $17

The Fund has  agreements  with  American  Express  Financial  Advisors Inc. (the
Distributor) for distribution and shareholder services. Under a Plan and Agreement of Distribution, the Fund pays a distribution fee at an annual rate of up to 0.25% of the Fund's average daily net assets attributable to Class A shares and up to 1.00% for Class B shares.

Under a Shareholder Service Agreement, the Fund's Class Y shares pay a fee for service provided to shareholders by financial advisors and other servicing agents. The fee is calculated at a rate of 0.10% of the Fund's average daily net assets attributable to Class Y shares.

Sales charges received by the Distributor for distributing Fund shares were $3,380,176 for Class A and $220,786 for Class B for the six months ended Dec. 31, 1999.

During the six months ended Dec. 31, 1999, the Fund's custodian and transfer agency fees were reduced by $29,241 as a result of earnings credits from overnight cash balances. The Fund also pays custodian fees to American Express Trust Company, an affiliate of AEFC.

3. SECURITIES TRANSACTIONS
Cost of purchases and proceeds from sales of securities (other than short-term obligations) aggregated $910,919,141 and $694,231,123, respectively, for the six months ended Dec. 31, 1999. Realized gains and losses are determined on an identified cost basis.

Brokerage commissions paid to brokers affiliated with AEFC were $141,399 for the six months ended Dec. 31, 1999.

4. LENDING OF PORTFOLIO SECURITIES
As of Dec. 31, 1999, securities valued at $32,850,000 were on loan to brokers. For collateral, the Fund received $34,160,000 in cash. Income from securities lending amounted to $85,911 for the six months ended Dec. 31, 1999. The risks to the Fund of securities lending are that the borrower may not provide additional collateral when required or return the securities when due.


5. CAPITAL SHARE TRANSACTIONS
Transactions in shares of capital stock for the periods indicated are as follows:

                                            Six months ended Dec. 31, 1999
                                        Class A           Class B        Class Y
Sold                                   20,417,555       16,926,981       12,100
Issued for reinvested distributions    12,097,406        4,905,047        5,902
Redeemed                              (11,140,770)      (4,849,149)      (1,579)
                                      -----------       ----------       ------
Net increase (decrease)                21,374,191       16,982,879       16,423

                                                Year ended June 30, 1999
                                        Class A           Class B        Class Y
Sold                                   37,982,525       27,645,905       51,479
Issued for reinvested distributions     9,383,887        2,397,429        3,099
Redeemed                              (17,294,027)      (5,998,584)      (3,590)
                                      -----------       ----------       ------
Net increase (decrease)                30,072,385       24,044,750       50,988

6. BANK BORROWINGS
The Fund has a revolving credit agreement with U.S. Bank, N.A., whereby the Fund is permitted to have bank borrowings for temporary or emergency purposes to fund shareholder redemptions. The Fund must have asset coverage for borrowings not to exceed the aggregate of 333% of advances equal to or less than five business days plus 367% of advances over five business days. The agreement, which enables the Fund to participate with other American Express mutual funds, permits borrowings up to $200 million, collectively. Interest is charged to each Fund based on its borrowings at a rate equal to the Federal Funds Rate plus 0.30% or the Eurodollar Rate (Reserve Adjusted) plus 0.20%. Borrowings are payable up to 90 days after such loan is executed. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.05% per annum. The Fund had no borrowings outstanding during the six months ended Dec. 31, 1999.

7. FINANCIAL HIGHLIGHTS
The tables below show certain important financial information for evaluating the Fund's results.


Fiscal period ended June 30,

Per share income and capital changesa

                                                                     Class A

                                                   1999b     1999      1998       1997       1996

Net asset value, beginning of period              $9.91     $8.98     $8.04      $7.24      $6.26

Income from investment operations:
Net investment income (loss)                        .10       .21       .24        .25        .30

Net gains (losses) (both realized and unrealized)   .17      1.52      1.93       1.01        .96

Total from investment operations                    .27      1.73      2.17       1.26       1.26

Less distributions:

Dividends from net investment income               (.10)     (.21)     (.23)      (.24)      (.28)

Distributions from realized gains                  (.73)     (.59)    (1.00)      (.22)        --

Total distributions                                (.83)     (.80)    (1.23)      (.46)      (.28)

Net asset value, end of period                    $9.35     $9.91     $8.98      $8.04      $7.24

Ratios/supplemental data

Net assets, end of period (in millions)          $1,494    $1,372      $973       $740       $677

Ratio of expenses to average daily net assetsc    1.04%d     .86%      .86%       .89%       .90%

Ratio of net investment income (loss)
to average daily net assets                       2.04%d    2.23%     2.81%      3.42%      4.03%

Portfolio turnover rate
(excluding short-term securities)                   37%       71%       83%        90%        84%

Total returne                                     2.86%    20.15%    28.40%     18.12%     20.28%

a For a share outstanding throughout the period. Rounded to the nearest cent.
b Six months ended Dec. 31, 1999 (Unaudited).
c Effective  fiscal year 1996,  expense ratio is based on total  expenses of the
  Fund before reduction of earnings credits on cash balances.
d Adjusted to an annual basis.
e Total return does not reflect payment of a sales charge.

Fiscal period ended June 30,

Per share income and capital changesa

                                              Class B                                       Class Y

                              1999b    1999     1998     1997     1996        1999b   1999    1998    1997    1996

Net asset value,
beginning of period          $9.91    $8.98    $8.04    $7.23    $6.26       $9.91   $8.98   $8.04   $7.24   $6.26

Income from investment operations:
Net investment
income (loss)                  .06      .14      .17      .19      .23         .11     .22     .24     .26     .31

Net gains (losses)
(both realized and unrealized) .17     1.52     1.94     1.03      .96         .16    1.52    1.94    1.02     .96

Total from investment
operations                     .23     1.66     2.11     1.22     1.19         .27    1.74    2.18    1.28    1.27

Less distributions:
Dividends from net
investment income             (.06)    (.14)    (.17)    (.19)    (.22)       (.11)   (.22)   (.24)   (.26)   (.29)

Distributions from
realized gains                (.73)    (.59)   (1.00)    (.22)      --        (.73)   (.59)  (1.00)   (.22)     --

Total distributions           (.79)    (.73)   (1.17)    (.41)    (.22)       (.84)   (.81)  (1.24)   (.48)   (.29)

Net asset value, end
of period                    $9.35    $9.91    $8.98    $8.04    $7.23       $9.34   $9.91   $8.98   $8.04   $7.24

Ratios/supplemental data
Net assets, end of
period (in millions)          $593     $460     $201      $93      $47         $--     $--     $--     $--     $--

Ratio of expenses to
average daily
net assetsc                  1.80%d   1.63%    1.62%    1.65%    1.68%        .88%d   .79%    .79%    .74%    .73%

Ratio of net investment
income (loss) to average
daily net assets1             .29%d   1.45%    2.01%    2.66%    3.05%       2.21%d  2.18%   3.02%   3.57%   4.13%

Portfolio turnover rate
(excluding short-term
securities)                    37%      71%      83%      90%      84%         37%     71%     83%     90%     84%

Total returne                2.48%   19.29%   27.47%   17.27%   19.38%       2.87%  20.25%  28.43%  18.30%  20.48%

a For a share outstanding throughout the period. Rounded to the nearest cent.
b Six months ended Dec. 31, 1999 (Unaudited).
c Effective  fiscal year 1996,  expense ratio is based on total  expenses of the
  Fund before reduction of earnings credits on cash balances.
d Adjusted to an annual basis.
e Total return does not reflect payment of a sales charge.

Investments in Securities

AXP Utilities Income Fund, Inc.
Dec. 31, 1999 (Unaudited)

(Percentages represent value of investments compared to net assets)

Common stocks (89.8%)
Issuer                                                        Shares          Value(a)

Communications equipment & services (4.8%)
Cable & Wireless ADR                                         380,000(c)     $20,116,250
China Telecom ADR                                            150,000(b,c)    19,284,375
Covad Communications Group                                   300,000(b)      16,781,250
Motorola                                                     125,000         18,406,250
Nortel Networks                                              200,000(c)      20,200,000
Tellabs                                                      100,000(b)       6,418,750
Total                                                                       101,206,875

Computers & office equipment (2.9%)
America Online                                               138,400(b)      10,440,550
Cisco Systems                                                125,000(b)      13,390,625
EMC                                                          100,000(b)      10,925,000
Equant                                                       221,000(b,c)    24,752,000
Total                                                                        59,508,175

Electronics (0.6%)
Corning                                                      100,000         12,893,750

Energy (1.7%)
Chevron                                                      100,000          8,662,500
Conoco Cl B                                                  300,000          7,462,500
Exxon Mobil                                                  132,015         10,635,458
Texaco                                                       150,000          8,146,875
Total                                                                        34,907,333

Media (0.7%)
USA Networks                                                 275,000(b)      15,193,750

Utilities -- electric (25.1%)
AES                                                          300,000         22,425,000
Allegheny Energy                                           1,000,000         26,937,500
American Water Works                                         385,500          8,191,875
Calpine                                                      800,000(b)      51,200,000
CMS Energy                                                 1,000,000         31,187,500
Constellation Energy Group                                   500,000         14,500,000
DPL                                                        1,000,000         17,312,500
DQE                                                          700,000         24,237,500
DTE Energy                                                   900,000         28,237,500
Duke Energy                                                  700,000         35,087,500
Edison Intl                                                1,500,000         39,281,250
ENEL SpA  ADR                                                110,000(b,c)     4,537,500
Florida Progress                                             200,000          8,462,500
FPL Group                                                    550,000         23,546,875
Illinova                                                     200,000          6,950,000
LG&E Energy                                                1,000,000         17,437,500
MDU Resources Group                                          600,000         12,000,000
Montana Power                                                300,000         10,818,750
Northern States Power                                        700,000         13,650,000
NSTAR                                                        300,000         12,150,000
Pinnacle West Capital                                        700,000         21,393,750
Reliant Energy                                             1,000,000         22,875,000
Scottish Power                                             1,300,000(c)       9,848,485
Scottish Power ADR                                           232,000(c)       6,496,000
Sempra Energy                                                600,000         10,425,000
Southern Co                                                1,000,000         23,500,000
Texas Utilities                                              600,000         21,337,500
Total                                                                       524,026,985

Utilities -- gas (11.2%)
Coastal                                                      800,000         28,350,000
Columbia Energy Group                                        300,000         18,975,000
Consolidated Natural Gas                                     450,000         29,221,875
Dynegy                                                       209,900          5,103,194
Eastern Enterprises                                          100,000          5,743,750
El Paso Energy                                               900,000         34,931,250
Enron                                                      1,300,000         57,687,500
Equitable Resources                                          400,000         13,350,000
KeySpan                                                      300,000          6,956,250
New Jersey Resources                                         400,000         15,625,000
NICOR                                                        250,000          8,125,000
TransCanada PipeLines                                        250,000(c,f)     2,187,500
Washington Gas Light                                         300,000          8,250,000
Total                                                                       234,506,319

Utilities -- telephone (42.8%)
ALLTEL                                                       700,000         57,881,250
AT&T                                                       1,300,000         65,975,000
BCE                                                          900,000(c)      81,168,749
Bell Atlantic                                                900,000         55,406,250
BellSouth                                                  1,600,000         74,900,000
British Telecommunications                                   800,000(c)      19,551,593
BroadWing                                                    700,000         25,812,500
CenturyTel                                                   700,000         33,162,500
COLT Telecom Group ADR                                       100,000(b,c)    20,400,000
Deutsche Telekom                                             250,000(b,c)    17,804,905
France Telecom                                               150,000(b,c)    19,839,751
GTE                                                          650,000         45,865,625
Intermedia Communications                                     10,118(b)         392,705
MCI WorldCom                                               1,500,000(b)      79,593,749
Nippon Telegraph & Telephone                                   2,170(c)      37,168,445
Royal PTT Nederland ADR                                      100,000(c)       9,612,500
SBC Communications                                         1,400,000         68,250,000
Sprint                                                       100,000          6,731,250
Sprint PCS                                                   300,000(b,f)    30,750,000
Telecom Italia                                               800,000(c)      11,282,316
Telecomunicacoes Brasileiras                                 100,000(c)      12,850,000
Telefonica de Espana ADR                                     400,000(b,c)    31,525,000
Telefonos de Mexico ADR Cl L                                 100,000(c)      11,250,000
U S WEST Communications Group                                700,000         50,400,000
United States Cellular                                       150,000(b)      15,140,625
Vodafone AirTouch ADR                                        200,000(c)       9,900,000
Total                                                                       892,614,713

Total common stocks
(Cost: $1,575,285,141)                                                   $1,874,857,900

Preferred stocks (6.0%)
Issuer                                                        Shares          Value(a)

Adelphia Communications
   5.50% Cv Series D                                          50,000         $9,406,250
Coastal
   6.63% Cv                                                  400,000          9,325,000
Cox Communications
   7.00% Cm Cv                                               216,000         14,688,000
Enron
   7.00% Cv                                                  497,000          9,318,750
Global Crossing
   6.38% Cv                                                  100,000 (d)     12,637,500
Global TeleSystems Group
   7.25% Cm Cv                                               475,000(d)      26,956,250
 Intermedia Communications
   7.00% Cm Cv Series F                                      300,000          7,987,500
   7.00% Cv Series F                                         350,000(d)       9,318,750
SBH-Cincinnati Bell
   6.25% Cv                                                  150,000         16,200,000
Sprint
   8.25% Cv                                                 112,675           8,366,119

Total preferred stocks
(Cost: $103,617,517)                                                       $124,204,119

See accompanying notes to investments in securities.

Bonds (1.3%)
Issuer                                        Coupon        Principal         Value(a)
                                               rate           amount

Communications equipment & services (0.1%)
Versatel Telecom
   (European Monetary Unit)
      12-17-04                                 4.00%      1,250,000(c,d)     $1,274,171

Media (0.4%)
Telewest Communication
   (British Pound) Cv
      02-19-07                                 5.25       4,080,000(c,d)      7,513,084

Utilities -- telephone (0.8%)
Bell Atlantic Financial Services
   (U.S. Dollar) Cv
      04-01-03                                 5.75        7,000,000(d)       7,073,500
France Telecom
   (European Monetary Unit)
      11-18-04                                 4.13       10,000,000(c,d)    10,778,641
Total                                                                        17,852,141

Total bonds
(Cost: $25,484,943)                                                         $26,639,396


Short-term securities (4.1%)
Issuer                                      Annualized      Amount            Value(a)
                                          yield on date    payable at
                                           of purchase      maturity

U.S. government agencies (2.3%)
Federal Home Loan Bank Disc Nt
      02-25-00                                 5.66%      $8,900,000         $8,808,490
Federal Home Loan Mtge Corp Disc Nts
      01-14-00                                 5.63        6,600,000          6,585,575
      02-15-00                                 5.69        1,000,000            992,078
      02-18-00                                 5.60        1,900,000          1,883,173
      03-07-00                                 5.66        4,100,000          4,056,124
      03-09-00                                 5.75        4,600,000          4,549,304
Federal Natl Mtge Assn Disc Nts
      02-24-00                                 5.63        6,000,000          5,940,356
      02-24-00                                 5.69        3,000,000          2,970,178
      03-02-00                                 5.70        9,400,000          9,306,915
      03-09-00                                 5.87        1,100,000          1,087,877
Total                                                                        46,180,070

Commercial paper (1.8%)

Alcoa

      01-24-00                                 6.02        4,500,000          4,482,000
American General Finance
      02-18-00                                 6.05        5,000,000          4,959,166
Pfizer
      02-02-00                                 6.03        5,000,000(e)       4,972,500
Procter & Gamble
      01-14-00                                 5.88        2,500,000          2,494,293
Toyota Motor Credit
      01-31-00                                 6.01        4,700,000          4,675,797
World Bank Disc Nt
      01-31-00                                 5.58       18,800,000         18,702,865
Total                                                                        40,286,621

Total short-term securities
(Cost: $86,520,816)                                                         $86,466,691

Total investments in securities
(Cost: $1,790,908,417)(g)                                                $2,112,168,106

See accompanying notes to investments in securities.

Notes to investments in securities

(a) Securities are valued by procedures described in Note 1 to the financial statements.

(b) Non-income producing.

(c) Foreign security values are stated in U.S. dollars. For debt securities, principal amounts are denominated in the currency indicated. As of Dec. 31, 1999, the value of foreign securities represented 18.65% of net assets.

(d)  Represents  a  security  sold  under  Rule  144A,   which  is  exempt  from
registration under the Securities Act of 1933, as amended. This security has been determined to be liquid under guidelines established by the board.

(e) Commercial paper sold within terms of a private placement memorandum, exempt from registration under Section 4(2) of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other "accredited investors." This security has been determined to be liquid under guidelines established by the board.

(f) Security is partially or fully on loan. See Note 4 to the financial statements.

(g) At Dec. 31, 1999, the cost of securities for federal income tax purposes was approximately $1,790,908,000 and the approximate aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation                                $397,459,000
Unrealized depreciation                                 (76,199,000)
                                                        -----------
Net unrealized appreciation                            $321,260,000

                                                            PRSRT STD AUTO
                                                             U.S. POSTAGE
                                                                 PAID
                                                             SPENCER, IA
                                                            PERMIT NO. 85

                                                           S-6342 M (2/00)

Ticker Symbol Class A: INUTX    Class B: IUTBX    Class Y: N/A


Distributed by American Express Financial Advisors Inc. Member NASD. American Express Company is separate from American Express Financial Advisors Inc. and is not a broker-dealer.

AXP Utilities Income Fund
IDS Tower 10
Minneapolis, MN 55440-0010

                          American Express(R) Funds